SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2007


                              STATION CASINOS, INC
             (Exact name of registrant as specified in its charter)


      Nevada                            000-21640               88-0136443
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(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada                         89102
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01.  OTHER EVENTS

         ITEM 8.01. OTHER EVENTS

         As previously disclosed, Station Casinos, Inc. (the "Company") has entered into development and management agreements with the North Fork Rancheria of Mono Indians, a federally recognized Native American tribe located near Fresno, California, with respect to the proposed development and operation of a gaming and entertainment facility to be located on approximately 305 acres of real property in Madera County, California (the "Madera Property"). Fresno Land Acquisitions, LLC ("FLA"), a wholly-owned subsidiary of the Company, and the Garold C. Brown Family Limited Partnership and Garold C. Brown (the "Sellers") are parties to a written agreement (the "Agreement") for the purchase and sale of the Madera Property. Sellers recently sent a notice to FLA purporting to terminate the Agreement. On January 8, 2007, FLA filed a complaint (the "Complaint") in the Superior Court of the State of California for the County of Madera, seeking declaratory relief and specific performance against the Sellers. The Complaint alleges, among other things, that the Defendants' attempt to terminate the Agreement was improper, invalid and based upon an erroneous interpretation of the Agreement. The Complaint also alleges that FLA has fully performed all of its obligations under the Agreement, including making all obligatory payments and complying with all timing requirements thereunder. Additionally, the Complaint seeks, among other things, a judicial determination declaring that the Agreement is valid and enforceable in all respects and an order that the Defendants transfer title and ownership of the subject land to FLA pursuant to the terms of the Agreement. Although no assurances can be made with respect to any litigation, the Company believes that FLA's claims are meritorious and intends to prosecute this action vigorously. The Company plans to continue contributing financial support to this project, even though there can be no assurances as to the outcome of the litigation regarding the Madera Property or when or if the necessary governmental and regulatory approvals will be obtained for the project.


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Station Casinos, Inc.



Date:    January 12, 2007               By: /s/Glenn C. Christenson
                                            ------------------------------------
                                            Glenn C. Christenson
                                            Executive Vice President, Chief
                                            Financial Officer, Chief
                                            Administrative Officer and Treasurer